Exhibit 10.7

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into effective as of November 8, 2011, by and between Cornerstone Realty Fund, LLC, a California limited liability company (“Seller”) and Rexford Industrial Fund V, LP, a Delaware limited partnership (or its assignee, “Purchaser”), with reference to the following facts and circumstances:

R E C I T A L S

A. Seller and Purchaser previously executed and delivered that certain Purchase and Sale Agreement, dated September 1, 2011 (the “Original Agreement”) with respect to those certain real properties as more particularly described in the Original Agreement.

B. Seller and Purchaser previously executed and delivered that certain Amendment to Purchase and Sale Agreement, dated September 30, 2011 (the “First Amendment”).

C. Seller and Purchaser previously executed and delivered that certain Second Amendment to Purchase and Sale Agreement, dated October 4, 2011 (the “Second Amendment”).

D. Seller and Purchaser previously executed and delivered that certain Third Amendment to Purchase and Sale Agreement, dated October 11, 2011 (the “Third Amendment”).

E. Seller and Purchaser previously executed and delivered that certain Fourth Amendment to Purchase and Sale Agreement, dated October 31, 2011 (the “Fourth Amendment”).

F. Seller and Purchaser previously executed and delivered that certain Fifth Amendment to Purchase and Sale Agreement, dated November 4, 2011 (the “Fifth Amendment”)

G. Seller and Purchaser desire to modify the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

1)	Defined Terms. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment. From and after the date of this Amendment, all references to the “Agreement” in the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Amendment shall be deemed references to the Original Agreement as modified by the First Amendment, the Second Amendment, Third Amendment, the Fourth Amendment, the Fifth Amendment and this Amendment.

2)	Property Inspection Period. The Property Inspection Period shall be extended to November 14, 2011, but only for environmental issues concerning the Zenith property located in Glenview, IL.

3)	Additional Deposit. The Additional Deposit shall be due on November 16, 2011.

4)	Closing. The Closing shall be on or before November 29, 2011.

5)	Full Force and Effect; No Further Changes. Except as expressly modified by this Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, and the First Amendment, the Original Agreement remains in full force and effect without modification or impairment and any and all previous terminations of the Agreement are hereby rescinded.

6)	Counterparts: Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. Any party may transmit its signature to this Amendment by facsimile of PDF, and such facsimile or PDF transmission shall constitute an original signature for all purposes.

IN WITNESS WHEREOF, Seller and Purchaser have duly executed and delivered this Amendment as of the effective date first stated above.

“PURCHASER”				“SELLER”

REXFORD INDUSTRIAL FUND V, LP, a Delaware limited partnership				CORNERSTONE REALTY FUND, LLC, a California limited liability company

By: REXFORD FUND V MANAGER, LLC, a Delaware limited liability company,				By: CORNERSTONE INDUSTRIAL PROPERTIES, LLC, a California limited liability company,
Its Manager				Its Managing Member

By:	REXFORD SPONSOR LLC, a Delaware limited liability company, Its Manager			By:	CORNERSTONE VENTURES, INC, a California corporation, Its Managing Member

	By:				By:
		Name:	Howard Schwimmer			Name:	Sharon Kaiser
		Its:	Manager			Its:	CFO